Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Merchants Bancshares, Inc. (the "Company") for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard M. Donovan, Interim Principal Financial Officer, Principal Accounting Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to the best of my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard M. Donovan
Richard M. Donovan, Interim Principal
Financial Officer, Principal Accounting
Officer and Treasurer

March 15, 2017
Date